Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TIMBERLAND BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

TIMBERLAND BANCORP, INC.
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
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[ ]	$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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

December 20, 2002

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Timberland Bancorp, Inc. ("Company"). The meeting will be held at the Elks Lodge, 624 K Street, Hoquiam, Washington, on Thursday, January 23, 2003 at 1:00 p.m., local time.

        The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of McGladrey & Pullen, LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

        It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.

                                                                                                        Sincerely,

                                                                                                  /s/Clarence E. Hamre
                                                                                                        Clarence E. Hamre
                                                                                                        President and Chief Executive Officer


TIMBERLAND BANCORP, INC.
624 SIMPSON AVENUE
HOQUIAM, WASHINGTON 98550
(360) 533-4747

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 23, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Timberland Bancorp, Inc. ("Company") will be held at the Elks Lodge, 624 K Street, Hoquiam, Washington, on Thursday, January 23, 2003, at 1:00 p.m., local time, for the following purposes:

        (1)     To elect five directors of the Company; and

        (2)    To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

        NOTE: The Board of Directors is not aware of any other business to come before the meeting.

        Any action may be taken on the foregoing proposal at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on December 4, 2002 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

        You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                                                                                        BY ORDER OF THE BOARD OF DIRECTORS

                                                                              /s/ Michael R. Sand
                                                                                                        MICHAEL R. SAND
                                                                                                        CORPORATE SECRETARY

Hoquiam, Washington
December 20, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


PROXY STATEMENT
OF
TIMBERLAND BANCORP, INC.
624 SIMPSON AVENUE
HOQUIAM, WASHINGTON 98550
(360) 533-4747

ANNUAL MEETING OF STOCKHOLDERS
JANUARY 23, 2002

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Timberland Bancorp, Inc. ("Company") to be used at the Annual Meeting of Stockholders of the Company ("Meeting"). The Company is the holding company for Timberland Bank ("Bank"). The Meeting will be held at the Elks Lodge, 624 K Street, Hoquiam, Washington, on Thursday, January 23, 2003, at 1:00 p.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about December 20, 2002.

VOTING AND PROXY PROCEDURE

        Shareholders Entitled to Vote. Stockholders of record as of the close of business on December 4, 2002 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. At the close of the Voting Record Date the Company had 4,340,976 shares of Common Stock issued and outstanding.

        As provided in the Company's Articles of Incorporation, record holders of the Company's Common Stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

        If you are a beneficial owner of Company Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company Common Stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

        Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

        Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below. If a shareholder of record attends the Meeting, he or she may vote by ballot.

        Shareholders, who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later dated and signed proxy prior to a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.


        If your Company Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

        Participants in the Timberland Bank ESOP. If a shareholder is a participant in the Timberland Bank Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may instruct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. The instructions are confidential and will not be disclosed to the Company. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

        Vote Required. The directors to be elected at the Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of the votes cast. The Company's Articles of Incorporation prohibits stockholders from cumulating their votes for the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, at the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Based on such reports, management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to shares of Common Stock beneficially owned by the Company's directors and "named executive officers" and all directors and executive officers as a group.

	Number of Shares	Percent of Shares
Name	Beneficially Owned (1)	Outstanding

Beneficial Owners of More Than 5%

Timberland Bank (2)
Employee Stock Ownership Plan Trust	524,401	11.4%

Westport Asset Management, Inc.(3)	353,400	7.7
253 Riverside Avenue
Westport, Connecticut 06880

(table continued on following page)


	Number of Shares	Percent of Shares
Name	Beneficially Owned (1)	Outstanding

Beneficial Owners of More Than 5% (continued)

Wellington Management Company, LLP(4)	332,800	7.3%
75 State Street
Boston, Massachusetts 02109

Directors (5)

Robert Backstrom	49,905	1.1
Andrea M. Clinton	30,622	*
James C. Mason	54,705	1.2
Richard R. Morris, Jr.	71,172	1.6
Jon C. Parker	49,972	1.1
Ronald A. Robbel	2,500	*
David A. Smith	17,003	*
Harold L. Warren	1,100	*

Named Executive Officers(5)(6)

Clarence E. Hamre (7)	159,306	3.5
Michael R. Sand (7)	109,183	2.4

All Executive Officers and
Directors as a Group (12 persons)	587,120	12.8
________________
* Less than one percent of shares outstanding.
(1)

In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Table assumes pro rata vesting of stock options over a ten year period with the next 10% installment vesting on January 29, 2003. The additional amount to be vested on January 29, 2003, however, is subject to an accelerated vesting schedule of up to 20% if the Company meets three of four established performance criteria. These four performance criteria are: (i) generating a return on assets which exceeds that of the median of all thrifts in the 12th Federal Home Loan Bank ("FHLB") District having assets within $250 million of the Company; (ii) generating an efficiency ratio which is less than that of the median of all thrifts in the 12th FHLB District having assets within $250 million of the Company; (iii) generating a net interest margin which exceeds the median of all thrifts in the 12th FHLB District having assets within $250 million of the Company; and (iv) increasing the Company's earnings per share over the prior fiscal year. The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the Voting Record Date through the exercise of stock options granted pursuant to the Company's 1999 Stock Option Plan: Mr. Hamre, 69,432 shares; Mr. Sand, 48,045 shares; Mr. Backstrom, 19,837 shares; Ms. Clinton, 19,837 shares; Mr. Mason, 19,837 shares; Mr. Morris, 19,837 shares; Mr. Parker, 19,837 shares; Mr. Smith, 5,668 shares; and all executive officers and directors as a group, 240,844 shares. No options have been granted to Messrs. Robbel and Warren.


(2)

Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of the Voting Record Date, 162,918 shares have been allocated to participants' accounts. The trustees of the ESOP are Messrs. Smith, Parker and Mason.

(3)	Based on an amended SEC Schedule 13G dated February 12, 2002, that discloses shared voting power as to 240,400 shares and shared dispositive power as to 353,400 shares of the Company's Common Stock.
(4)	Based on a SEC Schedule 13G dated February 14, 2002, that discloses shared voting power as to 259,200 shares and shared dispositive power as to 332,800 shares of the Company's Common Stock.
(5)	Includes unvested shares in the Company's Management Recognition and Development Plan ("MRDP"). Participants in the MRDP exercise all rights incidental to ownership, including voting rights.
(6)

SEC regulations define the term "named executive officers" to include all individuals serving as chief executive officer during the most recently completed fiscal year, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Messrs. Hamre and Sand were the Company's only "named executive officers" for the fiscal year ended September 30, 2002. Messrs. Hamre and Sand are also directors of the Company.

(7)	Includes an approximation of the number of shares in the participant's ESOP account. Includes initial purchase of shares of Common Stock held in the Timberland Bank 401(k) Profit Sharing Plan.

PROPOSAL I -- ELECTION OF DIRECTORS

        The Company's Board of Directors consists of ten members. In accordance with the Company's Articles of Incorporation, the Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.

        Effective July 29, 2002, Director Peter J. Majar retired from the Board of Directors after 15 years of service. Mr. Majar will continue to serve as an Advisory Director of the Company. On August 8, 2002, the Board of Directors appointed Harold L. Warren as a Director to fill the vacancy created in connection with Mr. Majar's retirement and to stand for election at this year's Meeting.

        At the August 8, 2002 meeting of the Board of Directors, the Board also determined to increase the size of the Board from nine to ten members and appointed Ronald A. Robbel as a Director of the Company and to stand for election at this year's Meeting.

        The Board of Directors, acting as the Nominating Committee, has nominated for election as directors Clarence E. Hamre, Robert Backstrom, Andrea M. Clinton and Ronald A. Robbel, each to serve for a three-year term, and Harold L. Warren to serve for a term of one year, or until their respective successors have been elected and qualified. Each of the nominees for election as director are current members of the Board of Directors of the Company.

        It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named in the following table. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

        The Board of Directors recommends a vote "FOR" the election of Messrs. Hamre, Backstrom, Robbel and Ms. Clinton each for a three year term and Mr. Warren for a one year term.


        The following table sets forth certain information regarding the nominees for election at the Meeting, as well as information regarding those directors continuing in office after the Meeting.

		Year First Elected or	Term to
Name	Age(1)	Appointed Director(2)	Expire

BOARD NOMINEES

Clarence E. Hamre	68	1969	2005(3)
Robert Backstrom	73	1992	2005(3)
Andrea M. Clinton	45	1996	2005(3)
Ronald A. Robbel	61	2002	2005(3)
Harold L. Warren	68	2002	2003(3)

DIRECTORS CONTINUING IN OFFICE

Michael R. Sand	48	1993	2003
David A. Smith	47	2000	2003
Richard R. Morris, Jr.	65	1992	2004
Jon C. Parker	53	1992	2004
James C. Mason	47	1993	2004
_______________
(1)	As of September 30, 2002.
(2)	Includes prior service on the Board of Directors of the Bank. Each member of the Board of Directors of the Company is also a member of the Board of Directors of the Bank.
(3)	Assuming the individual is elected.

        The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

        Clarence E. Hamre has been affiliated with the Bank since 1969 and has served as President and Chief Executive Officer since 1969.

        Robert Backstrom is retired after serving as owner of Price & Price Real Estate and Insurance, Montesano, Washington, for 31 years.

        Andrea M. Clinton, an interior designer, is the owner of AMC Interiors, Olympia, Washington.

        Ronald A. Robbel is a Certified Public Accountant and retired from Knight, Vale & Gregory ("KVG"), the Company's former auditors in June 2000.

        Harold L. Warren is a Certified Public Accountant and is an employee of the accounting firm of Aiken and Sanders, Inc. P.S.

        Michael R. Sand has been affiliated with the Bank since 1977 and has served as Executive Vice President and Secretary since 1993.

        David A. Smith is a pharmacist and the owner of Harbor Drug, Inc., a retail pharmacy located in Hoquiam, Washington.


        Richard R. Morris, Jr. is the former owner of Dick's Food Centers, Inc., retail grocery stores located in Ocean Shores and Raymond, Washington.

        Jon C. Parker is a member of the law firm of Parker, Johnson & Parker P.S., Hoquiam, Washington, which serves as general counsel to the Bank.

        James C. Mason is the President and owner of Mason Timber Co., Aberdeen, Washington. Mr. Mason also is the owner of Mason Trucking, Mason Properties, MASCO Petroleum and Mason Aviation, all of which are located in Aberdeen, Washington.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Boards of Directors of the Company and the Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended September 30, 2002, the Board of Directors of the Company held 21 meetings, and the Board of Directors of the Bank held 25 meetings. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

        Committees of the Company's Board. The Company's Board of Directors has established Audit, Nominating and Compensation Committees.

        The Audit Committee, consisting of Directors Backstrom, Parker, Warren and Robbel, receives and reviews all reports prepared by the Company's external and internal auditor. The Audit Committee met five times during the fiscal year ended September 30, 2002.

        The full Board of Directors acts as a Nominating Committee for the annual selection of management's nominees for election as directors of the Company. The full Board of Directors met once in its capacity as Nominating Committee during the fiscal year ended September 30, 2002.

        The Compensation Committee, consisting of Directors Parker and Clinton, makes recommendations to the full Board of Directors concerning employee compensation. The Compensation Committee meets as needed and met once during the fiscal year ended September 30, 2002.

        Committees of the Bank's Board. The Bank's Board of Directors has established Audit, Salary and Nominating Committees, among others.

        The Audit Committee, consisting of Directors Backstrom, Parker, Warren and Robbel, is responsible for meeting with the Bank's internal and external auditors to discuss the results of the annual audit and any related matters. The Audit Committee is also responsible for the Bank's employee compliance issues. The Board also receives and reviews the reports and findings and other information presented to them by the Bank's outside auditor. The Audit Committee meets as needed and met five times during the fiscal year ended September 30, 2002.

        The Compensation Committee, consisting of Directors Clinton and Parker, makes recommendations to the full Board of Directors concerning employee compensation. The Compensation Committee meets as needed and met once during the fiscal year ended September 30, 2002.

        The full Board of Directors acts as a Nominating Committee for the annual selection of management's nominees for election as directors of the Bank. The full Board of Directors met once in its capacity as Nominating Committee during the year ended September 30, 2002.


DIRECTORS' COMPENSATION

Fees

        Except for Directors Hamre and Sand, each director receives $750 per month and $375 for each regular Board meeting attended. Each director also receives $200 for each special Board meeting or committee meeting attended. Director fees totalled $130,250 for the year ended September 30, 2002.

Deferred Compensation Plan

        The Company maintains a deferred compensation plan for the benefit of directors who may elect to defer receipt of all or a portion of their fees until retirement or termination of service. At the director's election, benefits are distributed in a lump sum or installment payments. At September 30, 2002, none of the Company's directors had elected to participate in the plan.

Other

        Stock Option Grants. Pursuant to the Company's 1999 Stock Option Plan, 28,339 stock options were granted to each of Messrs. Backstrom, Mason, Morris, Parker, and Ms. Clinton, on January 29, 1999. The options were granted at an exercise price of $12.00 and vest pro rata over a ten year period following the January 29, 1999 grant date with the next 10% installment vesting on January 29, 2003. On June 14, 2001, 28,339 options were granted to Director Smith at an exercise price of $14.895, which vest pro rata over a ten year period following the June 14, 2001 grant date. The options that vest each year are subject to an accelerated vesting schedule of up to 20% if the Company meets three of four established performance criteria. These four performance criteria are: (i) generating a return on assets which exceeds that of the median of all thrifts in the 12th FHLB District having assets within $250 million of the Company; (ii) generating an efficiency ratio which is less than that of the median of all thrifts in the 12th FHLB District having assets within $250 million of the Company; (iii) generating a net interest margin which exceeds the median of all thrifts in the 12th FHLB District having assets within $250 million of the Company; and (iv) increasing the Company's earnings per share over the prior fiscal year.

        For information concerning the stock options granted to Messrs. Hamre and Sand, see "Executive Compensation -- Summary Compensation Table" below.

        Restricted Stock Awards. The Company awarded restricted shares of its Common Stock to directors on July 26, 2001 under the Company's MRDP. The MRDP was approved by stockholders at the 1999 Annual Meeting of Stockholders and provides for the award of Common Stock in the form of restricted stock awards to directors, officers and key employees. Dividends are paid on such awards if and when declared and paid by the Company on the Common Stock.

        Each director of the Company, with the exception of Messrs. Hamre and Sand, received 11,335 restricted shares of the Company's Common Stock under the MRDP, which shares had a value on the award date of $178,300. The restricted shares vest pro rata over a five year period following the July 26, 2001 award date, with the second 20% installment having vested on August 1, 2002. For information concerning the restricted shares received by Messrs. Hamre and Sand, see "Executive Compensation -- Summary Compensation Table" below.


EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows the compensation paid to the Company's Chief Executive Officer and named executive officer, whose salary and bonus exceeded $100,000, during the fiscal year ended September 30, 2002.

				Long-term Compensation
		Annual Compensation(1)		Awards
			Bonus	Restricted	Number	All
Name and				Stock	of	Other
Position	Year	Salary		Awards(2)	Options(3)	Compensation(4)

Clarence E. Hamre	2002	$175,000	$47,841	--	--	$46,955
Chairman of the Board,	2001	175,000	52,860	624,088	--	46,348
President and Chief	2000	170,000	44,845	--	--	41,656
Executive Officer of the
Company and the Bank

Michael R. Sand	2002	$120,000	$23,920	--	--	$39,536
Executive Vice President and	2001	120,000	26,430	499,270	--	42,056
Secretary of the Company	2000	110,000	22,422	--	--	34,350
and the Bank

_________________
(1)	Does not include certain benefits, the aggregate amounts of which do not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
(2)

Pursuant to the MRDP, 39,675 and 31,740 shares of restricted Common Stock were awarded to Messrs. Hamre and Sand, respectively, on July 26, 2001, the award date. The value of the restricted stock awards on the award date are reflected in the year 2001. Dividends are paid on such awards if and when declared and paid by the Company on the Common Stock. The awards vest pro rata over a five-year period with two 20% installments having vested on August 1, 2001 and August 1, 2002, respectively. At September 30, 2002, the value of the unvested restricted stock awards were: Mr. Hamre, $398,496 (23,805 shares at $16.74 per share); and Mr. Sand, $318,797 (19,044 shares at $16.74 per share).

(3)

Pursuant to the 1999 Stock Option Plan, 99,188 and 79,350 stock options were granted to Messrs Hamre and Sand, respectively, on January 29, 1999, the grant date. For Mr. Hamre includes 66,125 incentive stock options. The options are subject to pro rata vesting over a ten year period at a rate of 10%, with the next 10% installment vesting on January 29, 2003. The additional amount to be vested on January 29, 2003, however, is subject to an accelerated vesting schedule of up to 20% if the Company meets three of four established performance criteria. These four performance criteria are: (i) generating a return on assets which exceeds that of the median of all thrifts in the 12th FHLB District having assets within $250 million of the Company; (ii) generating an efficiency ratio which is less than that of the median of all thrifts in the 12th FHLB District having assets within $250 million of the Company; (iii) generating a net interest margin which exceeds the median of all thrifts in the 12th FHLB District having assets within $250 million of the Company; and (iv) increasing the Company's earnings per share over the prior fiscal year.

(4)

In 2002, includes employer profit sharing contribution ($17,000) and ESOP contribution ($29,955 based on the fair market value of the shares) for Mr. Hamre; and employer profit sharing contribution ($14,392) and ESOP contribution ($25,144), based on the fair market value of the shares) for Mr. Sand.

Option Grants in Last Fiscal Year

        No stock options were granted to the Chief Executive Officer and the named executive officer during the fiscal year ended September 30, 2002.


Option Exercise/Value Table

        The following information with respect to options exercised during the fiscal year ended September 30, 2002, and remaining unexercised at the end of the fiscal year, is presented for the Chief Executive Officer and the named executive officer.

			Number of
			Securities Underlying		Value of Unexercised
	Shares		Unexercised Options		In-the-Money Options
	Acquired on	Value	at Fiscal Year End(#)(1)		at Fiscal Year End($)(2)
Name	Exercise (#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Clarence E. Hamre	--	$ --	59,513	39,675	$282,092	$188,060
Michael R. Sand	7,500	36,455	40,110	31,740	190,121	150,448
_______________
(1)	For Mr. Hamre, includes 19,838 and 13,225 non-qualified options that are exercisable and unexercisable, respectively.
(2)

Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on September 30, 2002, less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

        Deferred Compensation Agreement. The Bank has entered into a deferred compensation agreement with Mr. Hamre which provides that, commencing upon his retirement at or after age 65, Mr. Hamre will receive $2,000 per month for life. At Mr. Hamre's death, the monthly benefit would be payable to his surviving spouse until the earlier to occur of her death or 60 months. At September 30, 2002, the Bank had accrued $239,000 in compensation expense with respect to its obligation to Mr. Hamre under the agreement.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE MATTERS

Audit Committee Charter

        The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management, the audit process of the Company, and the selection and supervision of the independent auditors. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit committee to the independent accountants, the internal audit department, and management of the Company. A copy of the Audit Committee Charter was filed as Appendix A to the Company's Annual Meeting Proxy Statement for the 2001 Annual Meeting of Stockholders.


Report of the Audit Committee

        In connection with the specific activities performed by the Committee in its oversight role, it has issued the following report as of December 5, 2002:

(1)	The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended September 30, 2002 with management of the Company.

(2)	The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 and SAS 90.

(3)

The Audit Committee has received from the independent accountants, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, (i) a written disclosure, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditor's professional judgment, reasonably may be thought to bear on the auditor's independence, and (ii) a letter from the independent auditor confirming that, in its professional judgment, it is independent of the Company; and the Audit Committee has discussed with the auditor the auditor's independence from the Company.

        Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002, for filing with the Securities and Exchange Commission.

                                                                                                        The Audit Committee:

                                                                                                        Robert Backstrom
                                                                                                        Ronald A. Robbel
                                                                                                        Harold L. Warren (Chairman)
                                                                                                        Jon C. Parker

Independence and Other Matters

        Each member of the Audit Committee is "independent," as defined under the Nasdaq Stock Market Rules. The Audit Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Audit Committee members are current officers or employees of the Company or its affiliates.

COMPENSATION COMMITTEE MATTERS

        Report of the Compensation Committee. The Compensation Committee of the Company and the Compensation Committee of the Bank ("Committees") administer all policies that govern executive compensation for the Company and the Bank. Since the Company has no employees other than Bank employees who perform services on behalf of the Company without additional compensation, the Bank's Compensation Committee evaluates individual executive performance, compensation policies and salaries. The Bank's Compensation Committee is responsible for evaluating the performance of the Chief Executive Officer of the Bank, while the Chief Executive Officer of the Bank evaluates the performance of other senior officers of the Bank and makes recommendations to the Committee regarding their compensation levels. The Company's executive compensation policies are intended to retain and attract key executives who are vital to the success of the Company and Bank by providing a compensation package that is competitive in the financial industry and motivational to each individual executive.

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        Currently, the compensation for executive officers consists principally of a base salary and bonus. In addition, the Bank maintains a 401(k) profit sharing pension plan for all qualifying employees and provides opportunities for employee ownership of Timberland Bancorp, Inc. stock through participation in an employee stock ownership plan. The Bank also maintains a deferred compensation agreement with the Chief Executive Officer.

        Base Salary. The Bank's Board of Directors approves an annual base salary for all senior officers and executive officers, based upon recommendations from the Bank's Compensation Committee. Annual base salaries are generally effective October 1st of each year. Factors considered in setting base salaries include the executive's performance, the Company's and the Bank's overall performance and compensation levels in the financial industry, among other factors.

        Annual Incentive Bonus. The Bank maintains a discretionary bonus plan, which is based on the Bank's net income for each fiscal year. Under the plan, Chief Executive Officer Clarence E. Hamre receives 1.0% of the Bank's net income and Executive Vice President Michael R. Sand receives 0.5% of the Bank's net income, and the remaining employees receive 2.84% of the Bank's net income, distributed based upon each employee's salary to total employees' salaries.

        401(k) Profit Sharing Pension Plan. The Bank maintains a tax-qualified 401(k) profit-sharing plan for the benefit of employees with one year of service who have attained age 21. The Bank's annual contribution is 10% of a qualifying employee's compensation.

        Executive Officer Compensation. During the fiscal year ended September 30, 2002, the base salary of the Company's President and Chief Executive Officer, Clarence E. Hamre, was $175,000. In addition, he received an incentive bonus of $47,841 and was credited with $46,955 in other compensation as set forth in the preceding Summary Compensation Table. This resulted in total compensation of $269,796, which represents a 1.6% decrease from the previous year. The Board of Directors believes that Mr. Hamre's compensation is appropriate based on the Bank's compensation policy, consideration of salaries for similar positions in the financial industry and the Bank's performance during the fiscal year.

        Compensation Committee of the Company and the Bank consisting of:

                                                                                    /s/     Jon C. Parker
                                                                                    /s/     Andrea M. Clinton

        Compensation Committee Interlocks and Insider Participation. No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Company or the Bank has served as a director of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company or the Bank.

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        Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq U.S. Companies Index and with the SNL $250 to $500 Million Asset Thrift Index, a peer group index. Total return assumes the reinvestment of all dividends. The base amount for the Company's Common Stock is $14.50 per share, which was the closing price on the initial day of trading on January 13, 1998. The initial offering price for the Company's Common Stock was $10.00 per share.

Total Return Performance
Timberland Bancorp, Inc.
NASDAQ - Total US *
SNL $250M - $500M Thrift Index
Index Value
300
250
200
150
100
50
1/13/98
9/30/98
9/30/99
9/30/00
9/30/01
9/30/02

	Period Ending
Index	01-13-98	09-30-98	09-30-99	09-30-00	09-30-01	09-30-02
Timberland Bancorp, Inc.	100.00	91.20	81.21	88.04	111.83	130.19
NASDAQ - Total U.S.*	100.00	110.43	180.16	239.24	97.79	77.04
SNL $250m-$500 M Thrift Index	100.00	87.40	108.73	115.35	158.62	210.88
* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago, 2002. Used with permission. All rights reserved. crsp.com.

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COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended September 30, 2002 all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

TRANSACTIONS WITH MANAGEMENT

        Current law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The aggregate amount of loans by the Bank to its executive officers and directors was approximately $1,348,000 at September 30, 2002. Such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, or were available to all other employees under the Bank's employee loan program; and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

        Director Parker is a member of the law firm of Parker, Johnson & Parker, P.S., which serves as general counsel to the Bank. The Bank paid legal fees of approximately $42,335 to the firm during the fiscal year ended September 30, 2002 for services rendered to the Bank.

INDEPENDENT AUDITORS

        McGladrey & Pullen, LLP, independent public accountants, was the Company's independent auditors for the fiscal year ended September 30, 2002. The Board of Directors has appointed McGladrey & Pullen, LLP as independent auditors for the fiscal year ending September 30, 2003. A representative of McGladrey & Pullen, LLP will be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

Audit Fees

        The aggregate fees billed to the Company for professional services rendered for the audit of the Company's financial statements for fiscal 2002 and the reviews of the financial statements included in the Company Forms 10-Q for that year, including travel expenses, were $73,200.

Financial Information Systems Design and Implementation Fees

        No independent public accountant performed financial information system design or implementation work for the Company during the fiscal year ended September 30, 2002.

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All Other Fees

        Other than audit fees, the aggregate fees billed to the Company by McGladrey & Pullen, LLP for fiscal 2002, none of which were financial information systems design and implementation fees, were approximately $17,200. The Audit Committee of the Board of Directors determined that the services performed by McGladrey & Pullen, LLP, other than audit services, are not incompatible with McGladrey & Pullen, LLP maintaining its independence.

OTHER MATTERS

        The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

        The Company's Annual Report to Stockholders, which includes the Company's Annual Report on Form 10-K as filed with the SEC, has been mailed to stockholders as of the close of business on the Voting Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in the Company's proxy solicitation materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 624 Simpson Avenue, Hoquiam, Washington, no later than August 22, 2003. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

        The Company's Articles of Incorporation generally provide that shareholders will have the opportunity to nominate directors of the Company if such nominations are made in writing and are delivered to the Secretary of the Company not less than 30 days nor more than 60 days before the annual meeting of shareholders; provided, however, if less than 31 days notice is given, such notice shall be delivered to the Secretary of the Company no later than the close of the tenth day following the date on which notice of the meeting was mailed to shareholders. The notice must set forth (i) the name, age, business address and, if known, residence address of each nominee for election as a director, (ii) the principal occupation or employment of each nominee, (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee, (iv) such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director,

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if elected, and (v) as to the shareholder giving such notice (a) his or her name and address as they appear on the Company's books and (b) the class and number of shares of the Company which are beneficially owned by such shareholder.

                                                                                                        BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                        /s/ Michael R. Sand

                                                                                                        MICHAEL R. SAND
                                                                                                        CORPORATE SECRETARY

Hoquiam, Washington
December 20, 2002

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REVOCABLE PROXY
TIMBERLAND BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS
JANUARY 23, 2003

        The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Timberland Bancorp, Inc. with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Timberland Bancorp, Inc. ("Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the Elks Lodge, 624 K Street, Hoquiam, Washington, on Thursday, January 23, 2003, at 1:00 p.m., local time, and at any and all adjournments thereof, as indicated.

VOTE
		FOR	WITHHELD

1.	The election as director of the nominees	[ ]	[ ]
listed below (except as marked to the
contrary below).

Clarence E. Hamre (for a three year term)
Andrea M. Clinton (for a three year term)
Robert Backstrom (for a three year term)
Ronald A. Robbel (for a three year term)
Harold L. Warren (for a one year term)

INSTRUCTIONS: To withhold your vote
for any individual nominee, write the
nominee's name on the line below.

2.	In their discretion, upon such other matters
as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the above proposal.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2002 Annual Report to Stockholders.

Dated: ,

__________________________	___________________________
PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

_________________________	___________________________
SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

        Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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